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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: November 5, 1998



                          GOLDEN STAR RESOURCES LTD.
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            (Exact name of registrant as specified in its charter)



CANADA                             000-21708                    980101955
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(State or other jurisdiction    (Commission File            (IRS Employer
 of incorporation)               Number)                     Identification No.)



             1660 Lincoln St., Suite 3000, Denver, Colorado 80264
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             (Address of principal executive offices)  (zip code)


                                (303) 830-9000
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             (Registrant's telephone number, including area code)


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

On October 30, 1998, Golden Star Resources Ltd. (the "Registrant") announced that David A. Fennell resigned from his position as President and Chief Executive Officer of the Registrant, effective immediately. Mr. Pierre Gousseland, currently Chairman of the Registrant, will be Acting Chief Executive Officer on an interim basis. The Board of Directors of the Registrant will immediately seek a new President and Chief Executive Officer. Mr. Fennell has also resigned as a director of the Registrant.

Mr. Fennell has also resigned as President of the Board of Directors and as a director of Guyanor Ressources S.A., the Registrant's 71% owned subsidiary. A meeting of the Board of Directors of Guyanor was called for the purpose of ratifying Mr. Fennell's resignation and appointing a new President of the Board. Mr. Jean-Francois Sauvage, Managing Director of Guyanor, will be responsible for Guyanor's day-to-day activities until the new President is appointed.




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GOLDEN STAR RESOURCES LTD.
                                         --------------------------
                                         Registrant



Date   November 5, 1998                  /s/ Gordon J. Bell
       ----------------                  ------------------------------
                                         Gordon J. Bell, Vice President
                                         Chief Financial Officer



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